EXHIBIT 32.2



     CERTIFICATION PURSUANT TO
     18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO
      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of A.G. Volney Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samantha Ford, Secretary of the Company, certify, pursuant to 18 U.S.C.
     section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                          /S/ SAMANTHA FORD
                                          ----------------------------------
                                          Secretary, A.G. Volney, Inc.

                                          Date:  August 16, 2007